MAINSTAY VP FUNDS TRUST

Supplement dated October 24, 2013 (“Supplement”) to the Prospectus,

dated May 1, 2013, as supplemented

This Supplement updates certain information contained in the Prospectus for MainStay VP Convertible Portfolio, MainStay VP Income Builder Portfolio and MainStay VP Unconstrained Bond Portfolio (each a “Portfolio” and collectively, the “Portfolios”), series of MainStay VP Funds Trust. You may obtain copies of each Portfolio’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 1-800-598-2019, or by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010. Please review this important information carefully.

In the section entitled “Taxes, Dividends and Distributions,” the sub-section entitled “Dividends and Distributions” is deleted in its entirety and replaced with the following:

A shareholder will begin to earn dividends on the first business day after the shareholder's purchase order has been received and settled. The MainStay VP Cash Management Portfolio (which seeks to maintain a constant NAV of $1.00 per share) and the MainStay VP Floating Rate Portfolio will declare a dividend of their net investment income, if any, daily and distribute such dividend monthly. The MainStay VP Convertible Portfolio, MainStay VP Income Builder Portfolio and MainStay VP Unconstrained Bond Portfolio each declare and distribute a dividend of net investment income, if any, at least quarterly. Each other MainStay VP Portfolio declares and distributes a dividend of net investment income, if any, annually. Distributions reinvested in shares will be made after the first business day of each month following the ex-dividend date of the dividend. Each Portfolio will distribute its currency gains, if any, annually and net realized capital gains, if any, after utilization of any capital loss carryforwards after the end of each fiscal year. The Portfolios may declare an additional distribution of investment income and net realized capital and currency gains in October, November or December (which would be paid before February 1 of the following year) to avoid the excise tax on income not distributed in accordance with the applicable timing requirements.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.